Putnam Sustainable Leaders Fund
The fund's portfolio
3/31/23 (Unaudited)

COMMON STOCKS (98.9%)(a)
	Shares	Value
Automobiles (1.0%)
General Motors Co.	1,425,900	$52,302,012

		52,302,012
Banks (3.1%)
Bank of America Corp.	3,813,226	109,058,264
JPMorgan Chase & Co.	367,700	47,914,987

		156,973,251
Beverages (2.3%)
Heineken NV (Netherlands)	1,114,232	119,952,386

		119,952,386
Biotechnology (2.8%)
Amgen, Inc.	296,500	71,678,875
Regeneron Pharmaceuticals, Inc.(NON)	88,200	72,471,294

		144,150,169
Broadline retail (2.7%)
Amazon.com, Inc.(NON)	1,351,440	139,590,238

		139,590,238
Capital markets (3.1%)
Charles Schwab Corp. (The)	1,180,000	61,808,400
KKR & Co., Inc.	1,012,000	53,150,240
TPG, Inc.	1,493,731	43,811,130

		158,769,770
Chemicals (5.5%)
Eastman Chemical Co.	756,500	63,803,210
Ginkgo Bioworks Holdings, Inc.(NON)	5,802,091	7,716,781
Koninklijke DSM NV (Netherlands)	364,901	43,128,591
Linde PLC	317,400	112,816,656
Novozymes A/S Class B (Denmark)	1,046,374	53,598,487

		281,063,725
Consumer staples distribution and retail (4.4%)
Dollar General Corp.	339,100	71,366,986
Walmart, Inc.	1,037,000	152,905,650

		224,272,636
Electric utilities (2.1%)
Constellation Energy Corp.	1,127,000	88,469,500
NextEra Energy, Inc.	256,500	19,771,020

		108,240,520
Entertainment (1.7%)
Walt Disney Co. (The)(NON)	852,200	85,330,786

		85,330,786
Financial services (3.0%)
PayPal Holdings, Inc.(NON)	474,800	36,056,312
Visa, Inc. Class A	520,600	117,374,476

		153,430,788
Health care equipment and supplies (3.9%)
Boston Scientific Corp.(NON)	2,440,700	122,108,221
Cooper Cos., Inc. (The)	201,500	75,232,040

		197,340,261
Health care providers and services (2.7%)
UnitedHealth Group, Inc.	290,400	137,240,136

		137,240,136
Hotels, restaurants, and leisure (5.0%)
Chipotle Mexican Grill, Inc.(NON)	50,500	86,268,645
Hilton Worldwide Holdings, Inc.	793,736	111,813,590
Starbucks Corp.	579,000	60,291,270

		258,373,505
Independent power and renewable electricity producers (1.0%)
AES Corp. (The)	2,156,000	51,916,480

		51,916,480
Industrial REITs (1.3%)
Prologis, Inc.(R)	517,700	64,593,429

		64,593,429
Life sciences tools and services (3.9%)
Danaher Corp.	330,400	83,274,016
Thermo Fisher Scientific, Inc.	197,800	114,005,986

		197,280,002
Machinery (6.0%)
Deere & Co.	103,900	42,898,232
Fortive Corp.	1,469,900	100,203,083
Ingersoll Rand, Inc.	1,844,600	107,318,828
Otis Worldwide Corp.	679,200	57,324,480

		307,744,623
Office REITs (0.6%)
Boston Properties, Inc.(R)	551,900	29,868,828

		29,868,828
Personal care products (1.1%)
Unilever PLC (United Kingdom)	1,121,822	58,019,190

		58,019,190
Pharmaceuticals (5.5%)
Eli Lilly and Co.	341,400	117,243,588
Merck & Co., Inc.	862,800	91,793,292
Sanofi (France)	643,290	70,055,659

		279,092,539
Semiconductors and semiconductor equipment (7.2%)
Advanced Micro Devices, Inc.(NON)	718,500	70,420,185
Applied Materials, Inc.	539,200	66,229,936
ASML Holding NV (NY Reg Shares) (Netherlands)	117,600	80,051,496
NVIDIA Corp.	552,600	153,495,702

		370,197,319
Software (15.6%)
Adobe, Inc.(NON)	269,900	104,011,363
Intuit, Inc.	135,200	60,276,216
Microsoft Corp.	1,404,800	405,003,840
Roper Technologies, Inc.	238,200	104,972,358
Salesforce, Inc.(NON)	615,000	122,864,700

		797,128,477
Specialized REITs (1.3%)
American Tower Corp.(R)	335,263	68,507,641

		68,507,641
Specialty retail (1.7%)
Home Depot, Inc. (The)	293,800	86,706,256

		86,706,256
Technology hardware, storage, and peripherals (7.4%)
Apple, Inc.	2,306,928	380,412,427

		380,412,427
Textiles, apparel, and luxury goods (1.8%)
Levi Strauss & Co. Class A	2,121,230	38,670,023
LVMH Moet Hennessy Louis Vuitton SA (France)	60,267	55,232,159

		93,902,182
Wireless telecommunication services (1.2%)
T-Mobile US, Inc.(NON)	435,599	63,092,160

		63,092,160

Total common stocks (cost $3,458,000,068)		$5,065,491,736

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 2.625%, 2/15/29(i)	$120,000	$114,190

Total U.S. treasury obligations (cost $114,190)		$114,190

CONVERTIBLE PREFERRED STOCKS (—%)(a)
	Shares	Value
UNEXT.com, LLC $0.00 cv. pfd. (acquired 4/14/00, cost $10,451,238) (Private)(NON)(F)(RES)	125,000	$—

Total convertible preferred stocks (cost $10,451,238)		$—

SHORT-TERM INVESTMENTS (1.4%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 4.88%(AFF)	Shares	58,924,991	$58,924,991
U.S. Treasury Bills 4.451%, 5/23/23(SEGSF)		$10,200,000	10,134,993
U.S. Treasury Bills 4.507%, 5/11/23(SEGSF)		1,500,000	1,492,639

Total short-term investments (cost $70,553,444)			$70,552,623
TOTAL INVESTMENTS

Total investments (cost $3,539,118,940)			$5,136,158,549

	FORWARD CURRENCY CONTRACTS at 3/31/23 (aggregate face value $466,311,959) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/21/23	$14,522,896	$14,078,489	$(444,407)
		Danish Krone	Sell	6/21/23	31,574,577	30,995,906	(578,671)
		Euro	Sell	6/21/23	16,165,968	15,835,709	(330,259)
	Barclays Bank PLC
		British Pound	Sell	6/21/23	3,790,596	3,674,930	(115,666)
	HSBC Bank USA, National Association
		British Pound	Sell	6/21/23	15,924,555	15,435,839	(488,716)
		Danish Krone	Sell	6/21/23	31,574,577	30,994,125	(580,452)
		Euro	Sell	6/21/23	44,979,150	44,051,999	(927,151)
	JPMorgan Chase Bank N.A.
		Euro	Sell	6/21/23	51,733,778	50,670,054	(1,063,724)
	Morgan Stanley & Co. International PLC
		Euro	Sell	6/21/23	102,401,386	100,293,885	(2,107,501)
	State Street Bank and Trust Co.
		British Pound	Sell	6/21/23	17,394,166	16,859,236	(534,930)
		Euro	Sell	6/21/23	29,717,815	29,102,406	(615,409)
	Toronto-Dominion Bank
		Danish Krone	Buy	6/21/23	12,735,824	12,631,138	104,686
	UBS AG
		Euro	Sell	6/21/23	58,773,684	57,567,583	(1,206,101)
	WestPac Banking Corp.
		Euro	Sell	6/21/23	45,043,850	44,120,660	(923,190)

	Unrealized appreciation						104,686

	Unrealized (depreciation)						(9,916,177)

	Total						$(9,811,491)
*	The exchange currency for all contracts listed is the United States Dollar.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2022 through March 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $5,122,297,341.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $—, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 6/30/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/23
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$4,935,200	$467,650	$5,402,850	$30,375	$—
	Putnam Short Term Investment Fund**	116,925,076	562,072,080	620,072,165	2,053,074	58,924,991

	Total Short-term investments	$121,860,276	$562,539,730	$625,475,015	$2,083,449	$58,924,991
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund did not have any securities on loan.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $11,221,403.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $9,916,177 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $11,221,403 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$148,422,946	$—	$—
Consumer discretionary	575,642,034	55,232,159	—
Consumer staples	224,272,636	177,971,576	—
Financials	469,173,809	—	—
Health care	885,047,448	70,055,659	—
Industrials	307,744,623	—	—
Information technology	1,547,738,223	—	—
Materials	184,336,647	96,727,078	—
Real estate	162,969,898	—	—
Utilities	160,157,000	—	—

Total common stocks	4,665,505,264	399,986,472	—
Convertible preferred stocks	—	—	—**
U.S. treasury obligations	—	114,190	—
Short-term investments	—	70,552,623	—

Totals by level	$4,665,505,264	$470,653,285	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(9,811,491)	$—

Totals by level	$—	$(9,811,491)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
**Value of Level 3 security is $—.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$385,900,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com